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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2001


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.

             (Exact name of registrant as specified in its charter)


             Delaware                     333-35183               38-2778129
             Michigan                   333-35183-01              38-3182724
 (State or other jurisdiction of    (Commission File No.)       (IRS Employer
          incorporation)                                     Identification No.)

                       38710 N. Woodward Avenue, Suite 180
                        Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 647-1080

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

James Cable Partners, L.P. failed to pay the accrued interest due and payable on February 15, 2001 (the "Original Payment Date") under its Indenture dated August 15, 1997 with respect to its 10 3/4% Series B Senior Notes due 2004 ($100,000,000 principal amount outstanding) (the "Notes"). James Cable Partners, L.P. is in the process of refinancing the indebtedness outstanding under its Credit Agreement dated August 15, 1997, as amended. Although there can be no assurance that such indebtedness will in fact be refinanced, in the event that the refinancing currently contemplated by James Cable Partners, L.P. is completed, then James Cable Partners, L.P. presently intends to use a portion of the proceeds of such refinancing to pay the then accrued and unpaid interest on the Notes. Assuming such payment can be made, James Cable Partners. L.P. presently intends to pay such interest to those persons who were the holders of record of the Notes on February 1, 2001 (which was the record date for the Original Payment Date).

There can be no assurance that James Cable Partners, L.P. will be successful in any of these endeavors.

           -----------------------------------------------------------

From time to time the registrants and their representatives may provide information, whether orally or in writing, including certain statements in this Form 8-K Report, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to the registrants are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate," "believe," "estimate," "expect," "intend," "will," and similar expressions, as they relate to the registrants or the registrants' management, are intended to identify forward-looking statements. Such statements reflect the current views of the registrant with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The registrants do not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act the registrants are making investors aware that such "forward-looking" statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the "forward-looking" statements. Such factors include but are not limited to those described in the registrants' Annual Report on Form 10-K under
Item 1 and Item 7.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JAMES CABLE PARTNERS, L.P.

                               By:    James Communications Partners
                                      General Partner

                               By:    Jamesco, Inc.
                                      Partner


                               By:    /s/ William R. James
                                      --------------------------------------
Date:  February 15, 2001              William R. James
                                      President

                               By:    James Communications Partners
                                      General Partner

                               By:    DKS Holdings, Inc.
                                      Partner


                               By:    /s/ Daniel K. Shoemaker
                                      --------------------------------------
Date:  February 15, 2001              Daniel K. Shoemaker
                                      President (Principal financial officer and
                                      chief accounting officer)


                               JAMES CABLE FINANCE CORP.


                               By:    /s/ William R. James
                                      --------------------------------------
Date:  February 15, 2001              William R. James
                                      President


                               By:    /s/ Daniel K. Shoemaker
                                      --------------------------------------
Date:  February 15, 2001              Daniel K. Shoemaker
                                      Treasurer (Principal financial officer and
                                      chief accounting officer)